NEWPORT TIGER FUND, VARIABLE SERIES

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2001

The entire section entitled "NEWPORT" under the caption INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS in the section TRUST MANAGEMENT ORGANIZATIONS is revised in its entirety as follows:

NEWPORT
Newport, an investment advisor since 1987, is the Sub-Advisor of the Liberty Newport Japan Opportunities Fund, Variable Series (Japan Opportunities Fund) and the Newport Tiger Fund, Variable Series (Tiger Fund). Newport's principal address is 580 California Street, Suite 1960, San Francisco, California 94104. As of February 28, 2001, Newport managed over $1.3 billion in assets.

LASC, out of the management fees it receives from the Trust, pays Newport a sub-advisory fee at the annual rate of 1.00% and 0.70% of the average daily net assets of the Japan Opportunities Fund and Tiger Fund, respectively.

DAVID SMITH, a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), has managed the Japan Opportunities Fund since its inception in May, 2000, and has managed various other funds or accounts on behalf of Newport since October, 1994.

LYNDA COUCH, a managing director of Newport, has managed the Tiger Fund since May, 1999. Ms. Couch has managed various other Newport Funds since April, 1995. Ms. Couch has been an officer of Newport since 1994.





ANN-36/021H-0801                                             August 6, 2001